Exhibit 99.1

Tapestry Pharmaceuticals, Inc. Investor Presentation 09/22/06

Forward-Looking Statements Statements in this presentation that are not historical facts are "forward-looking statements" that involve risks and uncertainties. Forward-looking statements can be identified by the use of words such as  "may," "will," "should," "anticipates," "expects" or comparable terminology or by discussions of future events. Such forward looking statements include statements relating to the clinical development program for TPI 287, the anticipated activity of TPI 287 in taxanes resistant tumors, the safety and efficacy of TPI 287, the time tables for future development of TPI 287, and the company’s ability to continue to fund its development programs, either through existing resources or through new funding sources.  Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include risks that clinical trials for TPI 287 will be delayed due to institutional approvals, patient recruitment, formulation and manufacturing difficulties or other factors; and that human clinical trials may show that TPI 287 is unsafe and/or ineffective in treating cancer in human patients. General implementation risks associated with development of any of our products include the risk that we will be blocked or limited in the development or marketing because of the intellectual property rights of third parties; that we are limited in our ability to obtain, maintain and enforce our own intellectual property rights; that development of our product candidates is delayed or terminated because the costs of further development exceed the value of such candidates; and that the Company's resources are insufficient to continue development and the Company will be unable to raise sufficient additional capital to continue operations and development. Additional risks, uncertainties and other information is contained in the Company's reports filed from time to time with the Securities and Exchange Commission.  Particular attention should be paid to information in such SEC reports under the captions "Risk Factors" and "Special Note Regarding Forward-Looking Statements."  The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements contained in this presentation or any other disclosure, whether as a result of new or additional information, future events or otherwise.

Investment Proposition Proprietary 3rd Generation Taxane Large Commercial Opportunity Experienced Oncology Drug Development Team Knowledgeable Investor Base Strong Cash Position Low Stock Price Modest Burn Rate Large Upside Potential

Experienced Management Team Leonard Shaykin, Chairman and CEO Biotechnology entrepreneur, Venture capital, Private equity Martin Batt, COO Operations expertise in multiple industries including biotechnology, aerospace, computer software Gordon Link, CFO CPA plus over 15 years of biotechnology operations Michael Kurman, MD, CMO Senior clinical research positions at Janssen Research Foundation, U.S. Biosciences Inc., and Quintiles Transnational Corp.'s Oncology Therapeutics Division.David Emerson, VP of Cancer Biology 16 years in biopharmaceuticals; OSI, Gilead and GSK James McChesney, CSO Natural Products Chemistry specialist and former Director of Research Institute of Pharmaceutical Sciences and former Chairman of the Department of Pharmacognosy at the University of Mississippi Gilles Tapolsky, VP of Product Development 16 years in biopharmaceuticals; FeRx, ViroTex, Rhone Poulenc Rorer and Flamel Technologies

As of 6/28/2006 Price: $2.58 52 Week High/Low: $2.30 - $5.50 Market Value: $42.2M Tapestry Financial Overview Quarter Ended 6/28/2006 Cash and Short Term Investments: $31.7M Year to Date Net Operating Loss: $8.7M Number of Shares Outstanding: 16,341,916

Milestones Begin TPI 287 Phase I Q7D Trial Done Begin TPI 287 Phase I Q21D Trial Done Finance Company to Efficacy Milestone Done Select Optimized Oral Formulation Done Initiate Oral GLP Tox Studies Done Determine MTD in both Phase I Trials 4Q06 Begin 1st Phase II Trial in Prostate Cancer 1Q07 Begin 1st Phase II Trial in NSCLC 1Q07

TPI 287 A Third Generation Taxane with Activity in Multi-Drug Resistant Tumors

TPI 287: A Third Generation Taxane Pre-clinical data shows that TPI 287 has more activity than paclitaxel or docetaxel in a variety of taxane- resistant human tumor cell lines TPI 287 has the potential to: circumvent expression of the drug efflux transporter, MDR-1 protein, seen in breast, lung and prostate cancers be active in tumor types currently not responsive to paclitaxel, (i.e., colon cancer) be active in tumor cells that express mutant tubulin

TPI 287 Pre-clinical Biology Studies

TPI 287 Tumor Cell Cytotoxicity Studies 1.6 Docetaxel: 0.0072 0.0046 Lung H69 (mrp-, myc+) 1.6 GEM: 0.124 0.0763 Pancreas MIA PaCa-2 (bcl-2 inducible) 39003600Vincristine: 13.4 Vincristine: 17.7 0.0034 0.0049 Neuroblastoma Neuroblastoma SK-N-FI (mdr1+) SK-N-AS (mdr1-, TGF-B1+) Doxorubicin: 0.8 Doxorubicin: 0.2 Cisplatin: 1.4 Oxaliplatin: 5.5 SN-38: 0.05 SN-38: 0.0045 PTX: 2.0 PTX: 0.0003 Comparator IC50 (µM) 803828055 5.3 1.3 2000.5Cytotoxicity Index (IC50 Comparator ÷ IC50 TPI 287) 0.0100 0.0053 Uterine Uterine MESSA/Dx5 (mdr1+) MESSA (mdr1-) 0.0050 Prostate DU-145 (mdr1+) 0.1000 Hepatocellular HepG2 (mdr1+, mrp+) 0.0095 0.0035 Colon Colon HCT-15 (mdr1+++, mrp+) HCT-116 (mdr1+) 0.0100 0.0006 Breast Breast MCF-7/NCI-ADR (mdr1+) MCF-7 (mdr1-) TPI 287 IC50 (µM) Origin Tumor Cell Line TPI 287 is more potent in killing tumor cells than the comparator agents in those tumor cells expressing high levels of multi-drug resistance (mdr1+) protein.

TPI 287 is as active as paclitaxel in this non-mdr1- human breast tumor xenograft model. Effect of TPI 287 on Human Breast MCF-7 (mdr1-) Tumor Model SRI International0.020.040.060.080.0100.0120.0140.0160.0180.0051015202530Days, Post First InjectionTumor Volume [cubic mm]Vehicle (Cremophor/Ethanol) Q7Dx4 i.p.Paclitaxel @ 15.0 mg/kg/dose Q7Dx4 i.p.TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx4 i.p.TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx4 i.p.TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.p.VehiclePaclitaxelTPI 287

However, TPI 287 is more active than paclitaxel in this multi-drug resistant breast tumor xenograft model. Effect of TPI 287 on Human Breast MCF-7/NCI-AR (mdr1+) Tumor ModelSRI International025507510012515017520022525027505101520253035Days, Post First InjectionTumor Volume[cubic mm]Vehicle (Cremophor/Ethanol) Q7Dx4 i.p.Paclitaxel @ 15.0 mg/kg/dose Q7Dx4 i.p.TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx4 i.p.TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx4 i.p.TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.p.VehiclePaclitaxelTPI 287TPI 287

TPI 287 is more efficacious at all doses in this human prostate tumor model than docetaxel which is an approved treatment for prostate cancer. Effect of TPI-287 on Human Prostate PC-3 (mdr+) Tumor ModelInstitute for Drug Development0500100015002000250030003500400007142128Days, Post First InjectionTumor Weight [mg]Vehicle (Cremophor/Ethanol) Q7Dx4 i.v.Docetaxel @ 12.0 mg/kg/dose Q7Dx4 i.v.TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx3 i.v.TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx2, Q7Dx1 i.v.TPI 287 15.0 mg/kg/dose Q7Dx4 i.v.TPI 287DocVehicle

TPI 287 is efficacious in this chemo resistant human lung tumor model, while docetaxel and doxorubicin are inactive Effect of TPI 287 on Human Lung MV522 (chemoresistant) Tumor Model Institute for Drug Development0.0200.0400.0600.0800.01000.01200.01400.00714212835Days, Post First InjectionTumor Weight [mg]Vehicle (Cremophor/Ethanol) Q7Dx4 i.v.Doxetaxel @ 12.0 mg/kg/dose Q7Dx3 i.v.Doxorubucin @ 8.0 mg/kg/dose Q7Dx4 i.p.TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx4 i.v.TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx3 i.v.TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.v.VehicleTPI 287DocetaxelTPI 287DoxTPI 287

Low doses of TPI 287 are efficacious in this human colon cancer xenograft model (irinotecan shown as reference). Effect of TPI-287 on Human Colon HCT-116 (mdr1+) Tumor ModelInstitute for Drug Development0.0200.0400.0600.0800.01000.01200.01400.01600.01800.02000.02200.02400.00714212835Days, Post First InjectionTumor Weight [mg]Vehicle (Cremophor/Ethanol)Irinotecan @ 80.0 mg/kg/dose Q7Dx4 i.p.TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx3, Q7Dx1 i.v.TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx3 i.v.TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.v.TPI 287IrinotecanVehicle

Cell Cytotoxicity of TPI 287 and paclitaxel in MDR+/- Cells 18.1 >10,000.0 552.0 MDR + KBV* 0.8 7.13 9.4 MDR - KB* 101.3 4,538.0 44.8 MDR + MESSA/Dox 1.2 3.5 2.9 MDR - MESSA Paclitaxel ÷ TPI 287 Paclitaxel IC50 [nM] TPI 287 IC50 [nM] MDR Expression Tumor Cell Line TPI 287 has activity equal to paclitaxel in MDR- tumor cells and is 18 to 100 fold more potent in the MDR+ tumor cell lines.

TPI 287 Antitumor Efficacy in MDR+ Head & Neck Tumor ND 2/8 21% 85% ND 3/8 14% 72% ND 0/8 4% 40% ND 3/8 7% 43% 0 0 0 0 LCK TD %BW Loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-105, NX-105, TPI-287 vs paclitaxel in KBV0.0200.0400.0600.0800.01000.01200.01400.01600.01800.016111621Day% Tumor VolumeControl, D5W Control(Q2Dx4)paclitaxel, 24 mg/kg(Q2Dx4)TPI-287, LAS 576-76 6mg/kg (Q2Dx4)TPI-287, LAS 576-76 8mg/kg (Q2Dx4)TPI-287, LAS-576-76 10mg/kg (Q2Dx4)

Cell cytotoxicity Comparison with TPI 287 ND 180 6.4 MV522 (MDR+) 2.3 5.6 2.6 H727 1,146 10,200 366 SK-N-FI 1,053 >4,000 46.5 MCF-7/AR 145 424 4.2 HCT15 <0.002 0.03 2.5 22RV1 0.2 0.8 4.2 MV522 1.8 2.8 9.6 MDA 435 Docetaxel IC50 Paclitaxel IC50 TPI 287 IC50 Cell line

Efficacy Comparison in Prostate Tumor Xenograft Model 1.0 2 13% 88% 1.0 4 25% 94% 2.0 2 23% 97% 1.1 0 2% 80% 0 0 0 0 LCK TD %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-127, Taxane Comp 22Rv1 (mdr-)0.0500.01000.01500.02000.02500.0111213141Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel A3005-98-000236 mg/kg (Q4Dx3)Docetaxel 1213299 24mg/kg (Q4Dx3)Abraxane 141361 & 200429100 - 75 mg/kg (Q4Dx3)TPI 287 SY586-117-FP#224 mg/kg (Q4Dx3)

Efficacy Comparison in Breast Tumor Xenograft Model 0 0.9 3/8 17% 68% 1/8 NC 5/8 14% 87% 0 1.4 0 16% 77% 0 1.0 0 3% 80% 0 0 0 0 0 Cures LCK TD %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-125, Taxane Comp MDA-435-BAG (mdr-)0.0200.0400.0600.0800.01000.01200.01400.01600.01800.0151101Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel A3005-98-000236 mg/kg (Q4Dx3)Docetaxel 1213299 24mg/kg (Q4Dx3)Abraxane 141361 100 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#224 mg/kg (Q4Dx3)

Efficacy Comparison in Lung Tumor Xenograft Model 14% 82% 72% 76% 0 % Regression 0 1.3 20% 81% 0 3.0 0 96% 0 3.0 21% 93% 1 2.8 15 93% 0 0 3% 0 Cures LCK %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-130, Taxane Comp MV522 (mdr-)0.0200.0400.0600.0800.01000.01200.0151101Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel A3005-98-000236 mg/kg (Q4Dx3)Docetaxel 1213299 24mg/kg (Q4Dx3)Abraxane 200429 75 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#224 mg/kg (Q4Dx3)

Efficacy Study in NSCL Xenograft 0.2 0 10% 16% 0.2 3/8 28% 54% 0 0 12% 0 LCK TD %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-203, TPI-287 and Paclitaxel Efficacy on H727 Xenografts0.0100.0200.0300.0400.0500.0600.0700.0800.0900.01000.0111213141Day% Tumor VolumeControl 200ul(D1,5,9)TPI-287 24mg/kg(D1,5,9)Paclitaxel 36mg/kg(D1,5,9)

Efficacy Comparison in DU145 Prostate Xenograft 0 0/8 0 0 LCK Cures %BW loss %TGI TBD 1/8 22% 78% 0.3 0/8 6% 24% TBD 2/8 16% 87% 0.3 0/8 5% 34% %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-152, Taxane Comp DU-1450.0100.0200.0300.0400.0500.0600.0700.0800.01112131Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel PA-051101 36mg/kg (Q4Dx3)Docetaxel 1213299 20mg/kg (Q4Dx3)Abraxane 200533 75 mg/kg(Q4Dx3)TPI 287 SY586-170.1 20mg/kg (Q4Dx3)

Efficacy Comparison in HT 29 Colon Xenograft 0 72% 59% 76% 0 %Regression 1.1 0 13% 89% TBD 1/8 4% 98% TBD 0 15% 97% 1.9 0 1% 99% 0 0 0 0 LCK TD %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-149, Taxane Comp HT-29 (mdr-)0.0200.0400.0600.0800.01000.01200.01400.01600.01214161Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel PA-051101 36mg/kg (Q4Dx3)Docetaxel 1213299 20mg/kg (Q4Dx3)Abraxane 200533 75 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#220 mg/kg (Q4Dx3)

 Efficacy Comparison in MDR+ Breast Tumor Model 48% 21% 12% 0 0 % Regression 0.2 0 6% 59% 0.1 1/8 3% 24% 0 2/8 22% 22% 0.2 0 1% 0 0 0 0 0 LCK TD %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-134, Taxane Comp MCF-7/AR (mdr+)0.0200.0400.0600.0800.01000.01200.01400.0151101Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel A3005-98-000236 mg/kg (Q4Dx3)Docetaxel 1213299 24mg/kg (Q4Dx3)Abraxane 200429 75 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#224 mg/kg (Q4Dx3)

Efficacy Comparison in MDR+ Colon Tumor Xenograft Model 0.4 7% 60% 0.1 0 30% 0.1 14% 20% 0.1 0 26% 0 0 0 LCK % BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-132, Taxane Comp HCT-15 (mdr+)0.0200.0400.0600.0800.01000.01200.01400.01112131Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel A3005-98-000236 mg/kg (Q4Dx3)Docetaxel 1213299 24mg/kg (Q4Dx3)Abraxane 200429 75 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#224 mg/kg (Q4Dx3)

Comparative Efficacy Study with MDR+ CNS Tumor Xenograft Model 2.4 5/8 18% 91% 0.5 1/8 0 32% 0.5 0 13% 31% 0 0 0 0 0 0 0 0 LCK TD % BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-136, Taxane Comp SK-N-FI (mdr+)0.0200.0400.0600.0800.01000.01200.01400.01600.0111213141Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel A3005-98-000236 mg/kg (Q4Dx3)Docetaxel 1213299 24mg/kg (Q4Dx3)Abraxane 200354 75 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#224 mg/kg (Q4Dx3)

Repeat SK-N-FI Xenograft Study TBD 1/8 15% 89% 0.1 0 3% 38% 0 0 16% 24% 0 0 1% 13% 0 0 0 0 LCK TD % BW Loss % TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-153, Taxane Comp SK-N-FI (mdr+)0.0200.0400.0600.0800.01000.01200.01400.01600.016111621Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel PA-051101 36mg/kg (Q4Dx3)Docetaxel 1213299 20mg/kg (Q4Dx3)Abraxane 200533 75 mg/kg(Q4Dx3)TPI 287 SY586-170.1 20mg/kg (Q4Dx3)

Comparative MT Polymerization ED50s 1.11 3.31 ± 0.51 Epothilone B 1.07 3.18 ± 0.45 Docetaxel 1.00 2.97 ± 0.50 Paclitaxel 0.53 1.58 ± 0.46 TPI 287 ED50 Compound / ED50 Paclitaxel ED50, µM Compound TPI 287 has a higher binding affinity to wild type tubulin than paclitaxel, docetaxel, or epothilone B.

Oral Antitumor Efficacy of TPI 287 in DU145 Prostate Tumor Xenograft ND 0 27% 64% ND 0 12% 51% ND 0 5% 40% 0 0 0 0 LCK TD %BW Loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-102, TPI-287 vs paclitaxel in DU1450.050.0100.0150.0200.0250.0300.0350.0400.0450.0500.01112131Day% Tumor VolumeControl vehicle 200ul(Q2Dx4)TPI-287 (SK608-20.1)10mg/kg (Q2Dx4)TPI-287 (SK608-20.1)12mg/kg (Q2Dx4)TPI-287 (SK608-20.1)14mg/kg (Q2Dx4)

Oral Efficacy of TPI 287 1.0 15% 77% LCK %BW Loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss LCK – Log Cell Kill NMX-200.1, TPI-287 Oral Efficacy on SK-N-AS Xenografts0.0200.0400.0600.0800.01000.01200.01112131Day% Tumor VolumeControl 200ul(D1,5,9)TPI-287 30mg/kg(D1,5,9)

TPI 287 Rat Oral Bioavailability Comparison of two experimental formulations dosed orally IV formulation (Cremophor El P/alcohol) Suspension of TPI 287 in aqueous medium Findings IV formulation has an oral bioavailability of about 45% Aqueous suspension has an oral bioavailability of about 35% TPI 287 demonstrates significant bioavailability when compared to paclitaxel (45% vs. less than 10%). Non-optimized formulation of TPI 287 shows remarkable bioavailability.

TPI 287 Single Dose Toxicology Studies Intravenous or Intraperitoneal dose tolerance and MTD Maximum Tolerated Dose (MTD) Mouse – 80 mg/kg or 240 mg/m2 Rat – 48 mg/kg or 288 mg/m2 Dog – 12.5 mg/kg or 221 mg/m2The toxicology profile and the maximum tolerated dose of TPI 287 are similar to other taxanes.

 TPI 287 Repeat Dose Toxicology Studies Intravenous or Intraperitoneal dose tolerance and MTD Maximum Tolerated Dose Mouse – 12 mg/kg or 36 mg/m2 Rat – 14 mg/kg or 84 mg/m2 Dog – 4 mg/kg or 71 mg/m2 (basis for human dosing) The toxicology profile and the maximum tolerated dose of TPI 287 are similar to other taxanes.

TPI 287: Pre-clinical Summary In Vitro StudiesEvidence of activity in various cell lines including: breast, colon, lung, pancreas, prostate, and others Tumor Xenograft Studies Evidence of activity in breast, colon, lung, and prostate tumors models, including those tumors with expression of mdr-1 protein Toxicity Generally well-tolerated Key findings are GI in nature MTD based on dog repeat study is 4 mg/kg or 71 mg/m2 Starting human dosing programs Based on 1/10 of MTD in dog Starting dose is 7 mg/m2

TPI 287: Q7D (7-day dosing) Phase I Study

Lombardi Comprehensive Cancer Center at Georgetown University, Washington, D.C. John Marshall, M.D., Principal Investigator, Associate Professor of Oncology and Medicine at Georgetown University and Director of the Developmental Therapeutics program at the Lombardi Comprehensive Cancer Center. Westchester Medical Center, Valhalla, New York Tauseef Ahmed, M.D. Professor of Medicine and Chief of the Division of Oncology/Hematology at New York Medical College Rocky Mountain Cancer Center, Denver, Colorado Allen L. Cohn, M.D., Principal Investigator, Director Hematology/Oncology Q7D Trial Sites and Investigators

Primary Objective: To determine the maximum tolerated dose of TPI 287 Secondary Objectives: To determine the safety of TPI 287 To determine the antitumor activity of TPI 287 To determine the pharmacokinetic profile of TPI 287 To determine the pharmacodynamic profile of TPI 287 Q7D Phase I Trial Objectives

Open-Label Multicenter Sequential groups Dose-escalation until MTD Anticipated number of patients: up to 48 Q7D Phase I Trial Design - 1

Q7D Phase I Trial Timelines IND Submission Completed : December 2004 First patient in Q7D Protocol: May 2005 Expected Q7D Phase I trial MTD: 4Q06

TPI 287: Q21D (21-day dosing) Phase I Study

Rocky Mountain Cancer Center, Denver, Colorado Allen L. Cohn, M.D., Principal Investigator, Director Hematology/Oncology Sheba Medical Center, Tel Hashomer, Israel Jacob Baram, M.D., Principal Investigator, Acting Director Inpatient Department Arizona Clinical Research Center, Tucson, Arizona Manuel R. Modiano, M.D., Principal Investigator, Medical Director Q21D Trial Sites and Investigators

Q21D Phase I Trial Timelines Q21D Protocol Submission Completed : July 2005 First patient in: January 2006 Expected Q21D Phase I trial MTD: 4Q06

TPI 287 Oral Program

Oral Program for TPI 287 Results of oral efficacy studies in mouse xenografts and oral bioavailability studies in rats were presented at the AACR/NCI/EORTC International Conference on Molecular Targets and Cancer Therapeutics in Philadelphia in November 2005 Additional studies are on-going to support the clinical development of orally administered TPI 287.

Leonard P. Shaykin Chairman of the Board, Chief Executive Officer Stephen K. Carter, M.D. Former Senior Vice President, Worldwide Clinical Research and Development, Bristol-Myers Squibb and Deputy Director, Division of Cancer Treatment, National Cancer Institute George M. Gould, Esq. Attorney, Of Counsel, Gibbons, Del Deo, Dolan, Giffinger & Vecchione; formerly Vice President and Chief Patent Counsel of Hoffman-La Roche Arthur Hull Hayes, Jr., M.D. President, MediScience Associates a pharmaceutical consulting company; former FDA CommissionerThe Honorable Richard N. Perle Former U.S. Assistant Secretary of Defense Patricia Pilia, Ph.D. Co-founder of Company Robert E. Pollack, Ph.D. Professor of Biological Sciences and Director of the Center for the Study of Science and Religion at Columbia UniversityElliot M. Maza, J.D., C.P.A. Chief Financial Officer of Intellect Neurosciences; formerly Partner at Ernst & Young and employed at Goldman Sachs & Co, and J.P. Morgan Securities Board of Directors

Investment Proposition Proprietary 3rd Generation Taxane Large Commercial Opportunity Experienced Oncology Drug Development Team Knowledgeable Investor Base Strong Cash Position Low Stock Price Modest Burn Rate Large Upside Potential

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